Exhibit 10(b)

FOURTH AMENDMENT TO DISTRIBUTION AGREEMENT
OLYMPUS AMERICA INC. AND CARSEN GROUP INC.

FOURTH AMENDMENT (“Amendment”) to Distribution Agreement (“Agreement”) between Olympus America Inc., a New York, U.S.A. corporation having its principal office at Two Corporate Center Drive, Melville, New York, U.S.A.  11747-3157, and Carsen Group Inc., a Canadian corporation having its principal office at 151 Telson Road, Markham, Ontario, Canada L3R 1E7.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Olympus and Carsen entered into the Agreement as of April 1, 1994; and

WHEREAS, by way of amendments dated August 26, 1997, October 6, 2000, and April 1, 2001 (collectively, the “Prior Amendments”), Olympus and Carsen amended the Agreement; and

WHEREAS, Olympus and Carsen wish to further amend the Agreement and the Prior Amendments as hereinafter set forth;

NOW, THEREFORE, for good and adequate consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.             Schedule 5.3 (Minimum Dollar Purchase Requirements) of the Agreement shall be removed and replaced with the revised Schedule 5.3 attached to this Amendment.

2.             This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same instrument.

3.             As used in this Amendment, the term “Agreement” shall mean the Agreement as previously amended by the Prior Amendments.

Except as modified by this Amendment, the Agreement (as previously amended) remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the 12th day of March, 2004.

CARSEN GROUP INC.		OLYMPUS AMERICA INC.

By:	/s/ William J. Vella	By:	/s/ F. Mark Gumz
Name:	William J. Vella	Name:	F. Mark Gumz
Title:	President and Chief Executive Officer	Title:	President and COO

SCHEDULE 5.3

Minimum Dollar Purchase Requirements

(a)           Medical Product Minima

	Flexible	Surgical	TOTAL
137P	$12,527,000	$3,720,000	$16,247,000

138P	$14,220,000	$4,464,000	$18,684,000

(b)           Precision Product Minima

137P	$4,350,000

138P	$4,800,000

Notes:

137P is the period from April 1, 2004 to March 31, 2005.

138P is the period from April 1, 2005 to March 31, 2006.